Employee benefits (Details) - BRL (R$) R$ in Thousands		Dec. 31, 2021	Dec. 31, 2020
Employee benefits
Salary		R$ 613	R$ 499
Labor provisions (vacation)		9,788	4,969
Provision for bonus		9,664	0
Other obligations		1,861	1,210
Long-term benefits	[1]	0	1,151
Total		21,926	7,829
Current		21,926	6,678
Non-current		R$ 0	R$ 1,151

[1]	The Company has two Long-Term Incentive Programs Granted in 2018 and 2019, with eligibility to the Company's Statutory Directors, in a bonus format, in which payments will be made in 2022 and 2023 in cash, respectively, based on goals that must be achieved in December 2020 and 2021, respectively. In order to executives acquire the right of two Long-Term Incentive payments, the program has a retention period, in which it indicates that executives need to remain in the Company during the years 2021 and 2022. The 2020 and 2021 provision was reversed due to non-compliance with program targets.